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EXHIBIT 10.22

                              PERFORMANCE GUARANTY
                              --------------------

         THIS PERFORMANCE GUARANTY, dated as of July 10, 2008 (as amended, modified or supplemented from time to time in accordance with its terms, this "GUARANTY"), is issued by CONSUMER PORTFOLIO SERVICES INC., a California corporation (together with its successors and permitted assigns, the "GUARANTOR"), for the benefit the Note Purchaser (as defined below), the Administrative Agent (as defined below) and the Noteholder (as defined below) (the Noteholder, Note Purchaser, the Administrative Agent and their successors and permitted assigns, the "BENEFICIARIES").

                  PRELIMINARY STATEMENTS:

                  WHEREAS, the Note Purchaser has previously purchased the Class A-1 Notes and the Class A-2 Notes from Folio Funding II, LLC, a Delaware limited liability company (the "ISSUER");

                  WHEREAS, as a condition precedent to the effectiveness of the Amended and Restated Documents, and subject to certain conditions contained herein, the Guarantor will guarantee the performance of the Issuer of its obligations under the Amended and Restated Documents;

                  WHEREAS, the Issuer is a direct subsidiary of the Guarantor;

                  WHEREAS, the Guarantor will obtain substantial direct and indirect benefit from the transactions to be effected under the Amended and Restated Documents, and is willing to provide this Guaranty on the terms and conditions set forth herein; and

                  WHEREAS, each of the Beneficiaries have entered into the Amended and Restated Documents in reliance upon the benefits of this Guaranty.

                  NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

         SECTION 1. Definitions. Capitalized terms used in this Guaranty and not otherwise defined herein have the meanings assigned to them in ANNEX A to the Note Purchase Agreement (as defined below). Whenever used in this Guaranty, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  ADMINISTRATIVE AGENT: Citigroup Financial Products Inc.

                  AMENDED AND RESTATED DOCUMENTS: The Basic Documents other than this Guaranty and the Warrants.

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                  LIEN: Any security interest, lien (statutory or other),
charge, pledge, equity, mortgage, hypothecation, assignment for security or encumbrance of any kind or nature whatsoever.

                  NOTEHOLDER: Citigroup Financial Products Inc., in its capacity as holder of the Class A-1 Notes and the Class A-2 Notes.

                  NOTE PURCHASE AGREEMENT: Amended and Restated Note Purchase Agreement, dated as of July 10, 2008 among the Issuer, the Guarantor as Seller, the Note Purchaser and the Administrative Agent.

                  NOTE PURCHASER:  Citigroup Financial Products Inc.

         SECTION 2. GUARANTY. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees, as primary obligor, and not merely as surety or guarantor of collection, to the Beneficiaries the full and timely performance of, and compliance with each and every duty, covenant, undertaking, indemnity, agreement and obligation of, the Issuer (the "GUARANTEED PARTY") under each of the Amended and Restated Documents (all of such duties, covenants, undertakings, indemnities, agreements and obligations being hereinafter collectively called the "GUARANTEED LIABILITIES") if, and only if, the Issuer or CPS fails to properly perform any duty, covenant, undertaking, agreement or obligation with respect to the Collateral contained in the Amended and Restated Documents, including, without limitation, duties, covenants, undertakings, agreements or obligations relating to the maintenance and preservation of the Collateral and the Beneficiaries' rights with respect to such Collateral and such failure continues for fifteen (15) Business Days, or such shorter applicable cure period as set forth in the Amended and Restated Documents; PROVIDED, HOWEVER, that Guarantor shall be entitled to assert any defense to performance as if it were the Guaranteed Party under the Amended and Restated Documents. For clarification purposes and the avoidance of doubt, the foregoing guaranty shall not be a guaranty of the Issuer's payment obligations if (a) the Collateral securing the Issuer Secured Obligations does not produce sufficient cash flow or have sufficient market value to satisfy the Issuer Secured Obligations and (b) the Guarantor and the Issuer have at all times properly performed each and every duty, covenant, undertaking, agreement and obligation with respect to the Collateral contained in the Amended and Restated Documents, including, without limitation, all duties, covenants, undertakings, agreements and obligations relating to the maintenance and preservation of the Collateral and the Beneficiaries' rights with respect to such Collateral. In addition to, and without limitation of the foregoing, each of the Guarantor, the Guaranteed Party and the Beneficiaries expressly agree that any breach or threatened breach of any Guaranteed Liability will cause irreparable harm to the Beneficiaries and the Beneficiaries shall be entitled, in addition to any other rights or remedies provided hereunder or otherwise by law or in equity, to injunctive relief, any application for which neither the Guarantor nor the Guaranteed Party shall oppose. The Guarantor further agrees to pay all reasonable costs and expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by any Beneficiary in endeavoring to obtain the performance by the Guaranteed Party of the Guaranteed Liabilities, or any part thereof, and in enforcing this Guaranty.

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         SECTION 3. CONTINUING GUARANTY; TERM OF AGREEMENT. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall terminate upon performance in full of (i) all of the Guaranteed Liabilities and
(ii) any and all reasonable expenses paid or incurred by the Beneficiaries in endeavoring to collect the Guaranteed Liabilities and in enforcing this Guaranty. All of the agreements and obligations under this Guaranty shall remain in full force and effect until all such obligations shall have been performed in full and all reasonable expenses shall have been paid in full.

         SECTION 4. RESCISSION. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by any Beneficiary to any of the Guaranteed Liabilities is or must be rescinded or returned by such Beneficiary for any reason whatsoever, such Guaranteed Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by such Beneficiary, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Liabilities, all as though such application by such Beneficiary had not been made.

         SECTION 5. SUBROGATION. If the Guarantor shall perform any obligation due in respect of any of the Amended and Restated Documents pursuant to this Guaranty, the Guarantor shall, to the extent permitted under applicable law, be subrogated to the rights of the Beneficiaries in respect of which such performance was made. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty until the Amended and Restated Documents shall have been performed. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Liabilities shall not have been performed, such amount shall be held in trust for the benefit of each Beneficiary and shall forthwith be paid to each Beneficiary to be credited and applied against the satisfaction of such obligations in accordance with the terms of the Amended and Restated Documents.

         SECTION 6. WAIVER; WAIVER OF DEFENSES. The Guarantor hereby expressly waives: (i) notice of each Beneficiary's acceptance of this Guaranty; (ii) notice of the existence or creation or nonperformance of all or any of the Guaranteed Liabilities; (iii) presentment, demand, demand for payment, notice of dishonor, notice of default or nonperformance, protest, and all other notices whatsoever (provided that nothing contained in this clause (iii) shall affect any obligations to give notice or make demand as set forth in the Amended and Restated Documents); and (iv) all diligence in collection or protection of or realization upon the Guaranteed Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing. To the fullest extent permitted by applicable law, the Guarantor agrees not to assert, and hereby waives for the benefit of each Beneficiary, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud or fraud in the inducement), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to the Guarantor to avoid performance of its obligations under this Guaranty in accordance with the express provisions of this Guaranty; PROVIDED that the Guarantor shall be entitled to assert as a defense to performance hereunder any defense to performance available as if it were the Guaranteed Party under the respective Amended and Restated Document.

         SECTION 7. UNCONDITIONAL NATURE OF GUARANTY. This Guaranty shall constitute a guaranty of performance and not of collection, and the Guarantor specifically agrees that it shall not be necessary, and that the Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of the Guarantor under this Guaranty or requiring performance of the Guaranteed


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Liabilities by the Guarantor hereunder, or at any time thereafter, that any
Person: (i) file suit or proceed to obtain or assert a claim for personal judgment against the Guaranteed Party or any other Person that may be liable for any Guaranteed Liabilities; (ii) make any other effort to obtain performance of any Guaranteed Liabilities from the Guaranteed Party or any other Person that may be liable for such Guaranteed Liabilities; (iii) foreclose against or seek to realize upon any security now or hereafter existing for such Guaranteed Liabilities; (iv) exercise or assert any other right or remedy to which such Person is or may be entitled in connection with any Guaranteed Liabilities or any security or other guaranty therefor; or (v) assert or file any claim against the assets of the Guaranteed Party or any other Person liable for any Guaranteed Liabilities. Notwithstanding anything herein to the contrary, no provision of this Guaranty shall require the Guarantor to perform, observe or discharge any Guaranteed Liabilities prior to the time such Guaranteed Liabilities are due. Each Beneficiary may in all events pursue its rights under this Guaranty prior to or simultaneously with pursuing its various rights referred to in the Amended and Restated Documents, as such Beneficiary may determine. No action of any Beneficiary permitted hereunder shall in any way affect or impair such Beneficiary's rights or the Guarantor's obligations under this Guaranty. The obligations of the Guarantor shall be continuing and irrevocable, absolute and unconditional, primary, original and immediate and not contingent, irrespective of:

                  (i) any lack of validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of any of the Guaranteed Liabilities under any of the Amended and Restated Documents or any provision thereof;

                  (ii) any waiver, consent, extension, forbearance or granting of any indulgence or any delay or lack of diligence on the part of any Beneficiary to enforce, assert or exercise any right, power, privilege or remedy conferred on such Beneficiary in any of the Amended and Restated Documents or this Guaranty;

                  (iii) any change in the time, manner or place of performance or of payment, or in any other term of, all or any of the Guaranteed Liabilities, or any other modification, supplement, amendment or waiver of or any consent to departure from the terms and conditions of any of the Amended and Restated Documents;

                  (iv) any taking, exchange, release or non-perfection of any collateral or security (including, without limitation, the failure by any Beneficiary to take any steps to perfect and maintain perfected its respective interest in any contract or property acquired by or on behalf of such parties from the Guaranteed Party or any security or collateral related to the Guaranteed Party), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Liabilities or the acceptance of any security therefor;

                  (v) any Lien upon or a security interest that any Beneficiary may obtain in any property to secure any of the Guaranteed Liabilities or any obligation hereunder;

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                  (vi) any bankruptcy, suspension of payments, insolvency, sale of assets, winding-up, dissolution, liquidation, receivership or reorganization of, or similar proceedings involving, the Guaranteed Party or its assets or any resulting release or discharge of any of the Guaranteed Liabilities;

                  (vii) the recovery of any judgment against any Person or any action to enforce the same;

                  (viii) the application by any Beneficiary (in such order as such Beneficiary shall determine, in its sole discretion) of the payments it receives from the Guarantor with respect to any Guaranteed Liabilities;

                  (ix) any set-off, counterclaim, deduction, defense, abatement, suspension, deferment, diminution, recoupment, limitation or termination available with respect to any Guaranteed Liabilities and, to the extent permitted by applicable law, irrespective of any other circumstances that might otherwise limit recourse by or against the Guarantor or any other Person;

                  (x) the obtaining, the amendment or the release of or consent to any departure from the primary or secondary obligation of any other Person, in addition to the Guarantor, with respect to any Guaranteed Liabilities;

                  (xi) any full or partial release of compromise or settlement with, or agreement not to sue, the Guaranteed Party or any guarantor or other person liable in respect of any Guaranteed Liabilities;

                  (xii) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Liabilities, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Liabilities or any other assets of the Guaranteed Party or any of its subsidiaries, or any furnishing or acceptance of additional collateral or any release of any existing securities;

                  (xiii) any change in control or the ownership of each Guaranteed Party, any change, merger, demerger, consolidation, restructuring or termination of the corporate structure or existence of the Guaranteed Party or its subsidiaries;

                  (xiv) to the fullest extent permitted by applicable Law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor or surety with respect to any Guaranteed Liabilities; PROVIDED that the Guarantor shall be entitled to assert as a defense to performance hereunder any defense to performance available as if it were the Guaranteed Party under the Amended and Restated Documents;

                  (xv) any default, failure or delay, whether as a result of actual or alleged force majeure, commercial impracticability or otherwise, in the performance of the Guaranteed Liabilities, or by any other act or circumstances which may or might in any manner or to any extent vary the risk of the Guarantor, or which would otherwise operate as a discharge of the Guarantor;

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

                  (xvi) the existence of any other obligation of the Guarantor, or any limitation thereof, in any of the Amended and Restated Documents, or any legal or equitable discharge or defense of the Guarantor;

                  (xvii) any regulatory change or other governmental action (whether or not adverse) or other change in applicable law; or

                  (xviii) the partial performance of the Guaranteed Liabilities (whether as a result of the exercise of any right, remedy, power or privilege or otherwise) or the invalidity of any performance for any reason whatsoever.

         This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time any performance, or any part thereof, of any of the Guaranteed Liabilities is rescinded or must otherwise be restored or returned by any Beneficiary for any reason whatsoever, whether upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guaranteed Party or otherwise, all as though such payment had not been made.

         SECTION 8. INFORMATION. The Guarantor has and will continue to have independent means of obtaining information concerning the Guaranteed Party's affairs, financial condition and business. No Beneficiary shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the Guaranteed Party's affairs, financial condition or business which may come into such Beneficiary's possession.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants as follows:

                  (a) ORGANIZATION AND GOOD STANDING. It has been duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation or formation, with corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

                  (b) DUE QUALIFICATION. It is duly licensed, qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such license or qualification, except where the failure to be so qualified would not materially adversely affect its ability to perform its obligations hereunder or render this Guaranty unenforceable.

                  (c) POWER AND AUTHORITY; DUE AUTHORIZATION. It has (i) all necessary power, authority and legal right to execute, deliver and perform its obligations under this Guaranty and (ii) duly authorized by all necessary corporate action such execution, delivery and performance of this Guaranty.

                  (d) BINDING OBLIGATIONS. This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

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                  (e) NO VIOLATION. The execution, delivery and performance of this Guaranty will not (i) conflict with, or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (A) the certificate of incorporation or by-laws of the Guarantor or (B) any indenture, lease, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Guarantor is a party or by which it or its property is bound, (ii) result in or require the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, lease, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument or
(iii) violate any law, order, rule or regulation applicable to Guarantor of any court or of any federal, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Guarantor or any of its properties, except in the case of clauses (i)(B), (ii) and (iii) above, for such conflicts, breaches, defaults or violations, or the creation or imposition of such Liens, which would not materially adversely affect its ability to perform its obligations hereunder or render this Guaranty unenforceable.

                  (f) SOLVENCY. The execution, delivery and performance by the Guarantor of this Guaranty will not render the Guarantor insolvent, nor is it being made in contemplation of the Guarantor's insolvency; the Guarantor does not, in its reasonable judgment, have unreasonably small capital for conducting its business as presently contemplated by it.

         SECTION 10. SUCCESSORS AND ASSIGNS; AMENDMENT. (a) This Guaranty shall be binding upon the Guarantor and upon the Guarantor's successors and permitted assigns and all references herein to Guarantor shall be deemed to include any successor or successors whether immediate or remote, to such Person. The Guarantor shall not assign or delegate any of its obligations hereunder without the prior written consent of each Beneficiary in each instance.

                  (a) This Guaranty shall inure to the benefit of each Beneficiary and its respective successors and permitted assigns and all references herein to such Beneficiary shall be deemed to include any successors and permitted assigns of such Beneficiary (whether or not reference in a particular provision is made to such successors and assigns). No Beneficiary may assign any of its rights hereunder without the prior written consent of the Guarantor; PROVIDED, HOWEVER, that each Beneficiary may assign its rights hereunder without the Guarantor's prior written consent to any Person to which it has properly assigned its rights under the applicable Amended and Restated Documents.

                  (b) No amendment or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and each Beneficiary and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 11. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty


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shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 12. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. Each Beneficiary may enforce any claim arising out of this Guaranty in any state or federal court having subject matter jurisdiction and located in New York, New York and with respect to any such claim, the Guarantor hereby irrevocably submits to the jurisdiction of such courts. The Guarantor irrevocably consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to the Guarantor at its address specified in
Section 13 hereof, and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein contained shall preclude any Beneficiary from bringing an action or proceeding in respect hereof in any other country, state or place having jurisdiction over such action. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court located in New York, New York and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         SECTION 13. SET-OFF. The obligations of the Guarantor hereunder are absolute and unconditional and the Guarantor expressly waives any and all rights of set-off, abatement, diminution or deduction that the Guarantor may otherwise at any time have under applicable law. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of such rights, during the continuance of any Event of Default under the Indenture:

                  (i) each Beneficiary is hereby authorized at any time and from time to time, without notice to the Guarantor, such notice being hereby expressly waived, to set-off any obligation owing by such Beneficiary or any of its Affiliates to the Guarantor, or against any funds or other property of the Guarantor, held by or otherwise in the possession of such Beneficiary or any of its Affiliates, the obligations of the Guarantor to each Beneficiary under this Guaranty and irrespective of whether or not the Guarantor shall have made any demand hereunder or thereunder;

                  (ii) each Beneficiary is hereby authorized at any time and from time to time, without notice to the Guarantor, such notice being hereby expressly waived, to set-off (a) any obligation owing by such Beneficiary or any of its Affiliates to the Guarantor or (b) against any funds or other property of the Guarantor held by or otherwise in the possession of such Beneficiary or any


                                       8
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of its Affiliates, in each case, the respective obligations of the Guarantor to each Beneficiary under this Guaranty and irrespective of whether or not the such Beneficiary shall have made any demand hereunder or thereunder; and

                  (iii) without limitation of the foregoing, each Beneficiary and any Affiliate of such Beneficiary is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Beneficiary or any of their respective Affiliates to or for the credit or the account of the Guarantor against any and all of the obligations now or hereafter existing whether or not such Beneficiary shall have made any demand under this Guaranty and even though such obligations may be unmatured. Each Beneficiary agrees promptly to notify the Guarantor after any such set-off and application made by such Beneficiary; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

                           The rights of any of the Beneficiaries under this
         SECTION 13 are in addition to the other rights and remedies (including other rights of set-off) that any of the Beneficiaries may have.

         SECTION 14. NOTICES. All notices, demands or requests given pursuant to this Guaranty shall be in writing, sent by overnight courier service, by hand delivery or by email to the following addresses:

         To Guarantor:           Consumer Portfolio Services, Inc.
                                 16355 Laguna Canyon Road
                                 Irvine, California  92618
                                 Attention:  General Counsel
                                 Telephone:  (949) 785-6691
                                 Email:      mcreatura@consumerportfolio.com


         To Citi:                Citigroup Financial Products
                                 Inc.,
                                 390 Greenwich Street
                                 New York, NY  10013
                                 Attention:  Ari Rosenberg, Managing Director
                                 Telephone:  (212) 743-1041
                                 Email:      ari.rosenberg@citi.com

         Notice shall be effective and deemed received (a) upon receipt of telephonic or written confirmation of receipt of such email, if transmitted by email, or (b) when delivered, if delivered by hand or overnight courier service.

                            [SIGNATURE PAGE FOLLOWS]


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GUARANTY


                  IN WITNESS WHEREOF, this Guaranty has been executed and delivered by Guarantor's duly authorized officer as of the date first written above.

                                               CONSUMER PORTFOLIO SERVICES INC.


                                               By:___________________________
                                                  Name:
                                                  Title:

Accepted and Agreed:

CITIGROUP FINANCIAL PRODUCTS INC.,
as Holder of the Class A-1 Notes and the Class A-2 Notes, as Note Purchaser and as Administrative Agent


By:___________________________
   Name:
   Title:


FOLIO FUNDING II, LLC, as Issuer and Guaranteed Party


By:___________________________
   Name:
   Title:


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